UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	June 30, 2014

WESTERN ASSET

CORPORATE BOND

FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management. Total return consists of income and capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Corporate Bond Fund for the six-month reporting period ended June 30, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

July 31, 2014

II	Western Asset Corporate Bond Fund

Investment commentary

Economic review

Since the end of the Great Recession, the U.S. economy has expanded at a slower than usual pace, compared to recent history. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce’s revised figures, was 4.5% during the third quarter of 2013, its best reading since the fourth quarter of 2011. At the beginning of the six months ended June 30, 2014 (the “reporting period”), the severe winter weather of January and February played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014. This was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending, nonresidential and residential fixed investment. Thankfully, this setback was very brief, as the initial reading for second quarter GDP growth, released after the reporting period ended, was 4.0%, suggesting the recovery has some resilience and continues to recover from the severe consequences of the Great Recession. The second quarter rebound in GDP growth was driven by several factors, including increased private inventory investment and exports, as well as an acceleration in personal consumption expenditures and an upturn in state and local government spending.

The U.S. manufacturing sector continued to support the economy during the reporting period. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 56.5 in December 2013, the PMI fell to 51.3 in January 2014, its weakest reading since May 2013. However, the PMI moved up the next four months and was 55.4 in May 2014, and slipped to 55.3 in June, with fifteen of the eighteen industries within the PMI expanding.

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.6%. Unemployment then ticked up to 6.7% in February and held steady in March 2014. Unemployment then fell to 6.3% in April and was unchanged in May. The labor market then gathered additional momentum in June, as the unemployment rate fell to 6.1%, the lowest level since September 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% from May through June 2014, matching the lowest level since 1978. The number of longer-term unemployed, however, declined, as 32.8% of the 9.5 million Americans looking for work in June 2014 had been out of work for more than six months. In contrast, 37.7% of the 10.4 million Americans looking for work in December 2013 had been out of work for more than six months.

Western Asset Corporate Bond Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin tapering its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

At each of the Fed’s next four meetings (January, March, April and June 2014), it announced further $10 billion tapering of its asset purchases. Finally, at its meeting that ended on July 30, 2014, after the reporting period ended, the Fed again cut its monthly asset purchases. Beginning in August, it will buy a total of $25 billion per month ($10 billion per month of agency MBS and $15 billion per month of longer-term Treasuries).

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2014?

A. Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the reporting period. When the reporting period began, the yield on the two-year Treasury was 0.38%. It fell as low as 0.30% in early February 2014, and was as high as 0.51% on June 17, 2014, before ending the period at 0.47%. The yield on the ten-year Treasury began the period at 3.04%, its peak for the period. The ten-year Treasury fell as low as 2.44% on May 28, 2014 and ended the period at 2.53%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors generated positive results during the reporting period, rallying in January and February 2014, as investor demand was solid overall. The majority of spread sectors then modestly declined in March as interest rates moved higher. However, the reporting period ended on an upbeat note as the spread sectors generated positive results from April through June. The overall bond market, as measured by the Barclays U.S. Aggregate Indexv, gained 3.93% during the six months ended June 30, 2014.

Q. How did the high-yield bond market perform over the six months ended June 30, 2014?

A. The U.S. high-yield bond market was among the best performing spread sectors during the reporting period, gaining 5.46% for the six months ended June 30, 2014. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvi, posted positive returns during all six

IV	Western Asset Corporate Bond Fund

months covered by the reporting period. Supporting the high yield market was generally solid investor demand and low defaults.

Performance review

For the six months ended June 30, 2014, Class A shares of Western Asset Corporate Bond Fund, excluding sales charges, returned 6.75%. The Fund’s unmanaged benchmark, the Barclays U.S. Credit Indexvii, returned 5.70% for the same period. The Lipper Corporate Debt Funds BBB-Rated Category Average1 returned 5.98% over the same time frame.

Performance Snapshot as of June 30, 2014 (unaudited)
(excluding sales charges)	6 months
Western Asset Corporate Bond Fund:
Class A	6.75%
Class B2	6.15%
Class C	6.29%
Class C1♦	6.41%
Class I	6.84%
Class P	6.68%
Barclays U.S. Credit Index	5.70%
Lipper Corporate Debt Funds BBB-Rated Category Average[1]	5.98%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended June 30, 2014 for Class A, Class B, Class C, Class C1, Class I and Class P shares were 3.05%, 2.22%, 2.48%, 2.68%, 3.55%, and 3.06%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class C shares would have been 2.35%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 197 funds in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges

♦

Effective August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor prior to August 1, 2012). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

Western Asset Corporate Bond Fund	V

Investment commentary (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2014, the gross total annual operating expense ratios for Class A, Class B, Class C, Class C1, Class I and Class P shares were 1.03%, 1.81%, 1.96%, 1.50%, 0.72% and 1.19%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.75% for Class C shares. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

July 31, 2014

RISKS: The Fund is subject to interest rate and credit risks and fluctuations in share price as interest rates rise and fall. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Foreign investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VI	Western Asset Corporate Bond Fund

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii	The Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

Western Asset Corporate Bond Fund	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of June 30, 2014 and December 31, 2013 and does not include derivatives, such as futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Corporate Bond Fund 2014 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2014 and held for the six months ended June 30, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	6.75%	$1,000.00	$1,067.50	1.05%	$5.38	Class A	5.00%	$1,000.00	$1,019.59	1.05%	$5.26
Class B	6.15	1,000.00	1,061.50	2.05	10.48	Class B	5.00	1,000.00	1,014.63	2.05	10.24
Class C	6.29	1,000.00	1,062.90	1.75	8.95	Class C	5.00	1,000.00	1,016.12	1.75	8.75
Class C1	6.41	1,000.00	1,064.10	1.59	8.14	Class C1	5.00	1,000.00	1,016.91	1.59	7.95
Class I	6.84	1,000.00	1,068.40	0.71	3.64	Class I	5.00	1,000.00	1,021.27	0.71	3.56
Class P	6.68	1,000.00	1,066.80	1.19	6.10	Class P	5.00	1,000.00	1,018.89	1.19	5.96

2	Western Asset Corporate Bond Fund 2014 Semi-Annual Report

[1]	For the six months ended June 30, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B, Class C, and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Western Asset Corporate Bond Fund 2014 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — June 30, 2014

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Corp. Bond	— Western Asset Corporate Bond Fund

4	Western Asset Corporate Bond Fund 2014 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — June 30, 2014

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Corp. Bond	— Western Asset Corporate Bond Fund

Western Asset Corporate Bond Fund 2014 Semi-Annual Report	5

Schedule of investments (unaudited)

June 30, 2014

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 86.9%
Consumer Discretionary — 7.6%
Auto Components — 0.3%
Johnson Controls Inc., Senior Notes	3.625%	7/2/24	$1,050,000	$1,056,780
Automobiles — 2.6%
Ford Motor Co., Senior Bonds	9.215%	9/15/21	1,335,000	1,788,398
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	2,370,000	3,029,504
General Motors Co., Senior Notes	4.875%	10/2/23	1,670,000	1,766,025	(a)
General Motors Co., Senior Notes	6.250%	10/2/43	3,440,000	3,964,600	(a)
Total Automobiles				10,548,527
Hotels, Restaurants & Leisure — 0.3%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	290,000	308,669	(a)
Wynn Macau Ltd., Senior Notes	5.250%	10/15/21	820,000	844,600	(a)
Total Hotels, Restaurants & Leisure				1,153,269
Household Durables — 0.6%
Toll Brothers Finance Corp., Senior Notes	4.000%	12/31/18	1,190,000	1,228,675
Toll Brothers Finance Corp., Senior Notes	6.750%	11/1/19	280,000	324,100
Toll Brothers Finance Corp., Senior Notes	4.375%	4/15/23	1,000,000	987,500
Total Household Durables				2,540,275
Media — 3.4%
21st Century Fox America Inc., Senior Debentures	8.500%	2/23/25	3,850,000	5,124,442
Comcast Cable Communications Holdings Inc., Senior Notes	9.455%	11/15/22	1,649,000	2,400,604
Comcast Corp., Senior Notes	3.600%	3/1/24	420,000	432,407
COX Communications Inc., Senior Bonds	6.450%	12/1/36	300,000	351,271	(a)
Lynx I Corp., Senior Secured Notes	5.375%	4/15/21	960,000	1,012,800	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	520,000	556,400
TCI Communications Inc., Senior Notes	7.125%	2/15/28	180,000	239,711
Time Warner Cable Inc., Senior Bonds	6.550%	5/1/37	520,000	649,131
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	700,000	1,029,859
UBM PLC, Notes	5.750%	11/3/20	1,800,000	1,939,716	(a)
Total Media				13,736,341
Multiline Retail — 0.2%
Nordstrom Inc., Senior Notes	5.000%	1/15/44	760,000	836,356
Specialty Retail — 0.2%
Lowe’s Cos. Inc., Senior Notes	3.120%	4/15/22	770,000	782,901
Total Consumer Discretionary				30,654,449

See Notes to Financial Statements.

6	Western Asset Corporate Bond Fund 2014 Semi-Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Consumer Staples — 6.5%
Beverages — 0.9%
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	$690,000	$687,771
Molson Coors Brewing Co., Senior Notes	3.500%	5/1/22	240,000	243,015
PepsiCo Inc., Senior Notes	3.600%	3/1/24	360,000	371,590
Pernod-Ricard SA, Senior Bonds	5.750%	4/7/21	740,000	851,877	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	1,360,000	1,516,936	(a)
Total Beverages				3,671,189
Food & Staples Retailing — 1.4%
CVS Caremark Corp., Senior Notes	4.125%	5/15/21	1,120,000	1,212,118
CVS Caremark Corp., Senior Notes	4.000%	12/5/23	1,000,000	1,048,476
Kroger Co., Senior Notes	3.300%	1/15/21	1,200,000	1,230,221
Kroger Co., Senior Notes	3.400%	4/15/22	420,000	426,397
Kroger Co., Senior Notes	4.000%	2/1/24	490,000	509,319
Kroger Co., Senior Notes	8.000%	9/15/29	1,000,000	1,330,583
Total Food & Staples Retailing				5,757,114
Food Products — 1.3%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	1,074,000	1,223,111
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	170,000	174,851
Kraft Foods Group Inc., Senior Notes	5.000%	6/4/42	950,000	1,019,565
Mondelez International Inc., Senior Notes	5.375%	2/10/20	1,506,000	1,733,272
Mondelez International Inc., Senior Notes	4.000%	2/1/24	680,000	705,709
WM Wrigley Jr. Co., Senior Notes	3.375%	10/21/20	200,000	207,363	(a)
Total Food Products				5,063,871
Tobacco — 2.9%
Altria Group Inc., Senior Notes	9.700%	11/10/18	1,180,000	1,547,629
Altria Group Inc., Senior Notes	9.250%	8/6/19	1,440,000	1,915,632
Altria Group Inc., Senior Notes	2.850%	8/9/22	470,000	453,084
Altria Group Inc., Senior Notes	10.200%	2/6/39	90,000	153,255
Altria Group Inc., Senior Notes	5.375%	1/31/44	610,000	670,731
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	1,230,000	1,535,127
Lorillard Tobacco Co., Senior Notes	6.875%	5/1/20	150,000	178,473
Lorillard Tobacco Co., Senior Notes	8.125%	5/1/40	1,230,000	1,662,852
Philip Morris International Inc., Senior Notes	2.625%	3/6/23	660,000	642,142
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	910,000	929,627
Reynolds American Inc., Senior Notes	3.250%	11/1/22	850,000	821,527
Reynolds American Inc., Senior Notes	4.750%	11/1/42	1,040,000	995,497
Total Tobacco				11,505,576
Total Consumer Staples				25,997,750

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2014 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2014

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Energy — 11.0%
Energy Equipment & Services — 1.0%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	$250,000	$267,813
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	480,000	548,049
Cameron International Corp., Senior Notes	4.000%	12/15/23	780,000	809,779
Halliburton Co., Senior Notes	3.500%	8/1/23	420,000	431,549
Petrofac Ltd., Senior Notes	3.400%	10/10/18	2,084,000	2,165,457	(a)
Total Energy Equipment & Services				4,222,647
Oil, Gas & Consumable Fuels — 10.0%
Continental Resources Inc., Senior Notes	3.800%	6/1/24	150,000	151,926	(a)
Devon Energy Corp., Senior Notes	5.600%	7/15/41	110,000	127,788
Devon Financing Corp. LLC, Debentures	7.875%	9/30/31	585,000	823,961
Ecopetrol SA, Senior Notes	5.875%	5/28/45	489,000	508,208
GS Caltex Corp., Senior Notes	3.000%	6/18/19	1,120,000	1,131,084	(a)
Hess Corp., Notes	7.875%	10/1/29	764,000	1,055,380
Kerr-McGee Corp., Notes	6.950%	7/1/24	376,000	483,836
Lukoil International Finance BV, Senior Notes	3.416%	4/24/18	1,700,000	1,691,500	(a)
Lukoil International Finance BV, Senior Notes	7.250%	11/5/19	350,000	398,562	(a)
Lukoil International Finance BV, Senior Notes	6.125%	11/9/20	250,000	271,563	(a)
New Gulf Resources LLC/NGR Finance Corp., Senior Secured Notes	11.750%	5/15/19	1,260,000	1,272,600
Noble Energy Inc., Senior Notes	5.250%	11/15/43	190,000	210,276
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	12,069,000	14,271,592
Petrobras Global Finance BV, Senior Notes	4.875%	3/17/20	2,260,000	2,326,896
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	3,190,000	3,080,104
Petrobras International Finance Co., Global Notes	5.875%	3/1/18	2,487,000	2,716,175
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,002,000	1,073,443
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	47,000	48,645
Petroleos Mexicanos, Notes	6.375%	1/23/45	1,060,000	1,233,575	(a)
Plains Exploration & Production Co., Senior Notes	6.500%	11/15/20	189,000	211,916
Rosneft Finance SA, Senior Notes	7.250%	2/2/20	290,000	331,687	(a)
Sinopec Group Overseas Development Ltd., Senior Notes	2.750%	4/10/19	980,000	987,167	(a)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	1,380,000	1,432,121	(a)
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	4.450%	8/1/42	1,520,000	1,530,979
Williams Cos. Inc., Notes	7.875%	9/1/21	364,000	452,562
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	2,200,000	2,226,209
Total Oil, Gas & Consumable Fuels				40,049,755
Total Energy				44,272,402

See Notes to Financial Statements.

8	Western Asset Corporate Bond Fund 2014 Semi-Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Financials — 31.2%
Banks — 18.9%
Bank of America Corp., Senior Notes	4.100%	7/24/23	$1,390,000	$1,445,361
Bank of America Corp., Senior Notes	5.000%	1/21/44	3,040,000	3,238,023
Bank of America Corp., Senior Notes	4.875%	4/1/44	3,060,000	3,170,264
BPCE SA, Subordinated Notes	5.150%	7/21/24	1,180,000	1,248,183	(a)
Citigroup Inc., Junior Subordinated Bonds	5.350%	5/15/23	1,160,000	1,118,040	(b)(c)
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	790,000	808,261	(b)(c)
Citigroup Inc., Senior Notes	2.550%	4/8/19	1,190,000	1,200,646
Citigroup Inc., Senior Notes	7.875%	5/15/25	260,000	344,515
Citigroup Inc., Senior Notes	8.125%	7/15/39	3,710,000	5,586,959
Citigroup Inc., Senior Notes	5.875%	1/30/42	80,000	96,060
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	2,060,000	2,009,081
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	60,000	72,399
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	2,410,000	3,011,056
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	230,000	240,816
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	5.750%	12/1/43	3,960,000	4,580,619
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	630,000	747,338	(a)(b)(c)
First Republic Bank, Senior Notes	2.375%	6/17/19	880,000	886,083
HBOS PLC, Subordinated Notes	6.750%	5/21/18	1,000,000	1,154,030	(a)
HSBC Holdings PLC, Subordinated Notes	4.250%	3/14/24	1,190,000	1,227,089
HSBC Holdings PLC, Subordinated Notes	5.250%	3/14/44	1,150,000	1,236,193
ICICI Bank Ltd., Senior Notes	5.000%	1/15/16	220,000	230,903	(a)
ICICI Bank Ltd., Senior Notes	4.750%	11/25/16	1,610,000	1,703,515	(a)
ICICI Bank Ltd., Senior Notes	4.700%	2/21/18	410,000	434,728	(d)
ING Bank NV, Subordinated Notes	5.800%	9/25/23	1,450,000	1,636,393	(a)
Intesa Sanpaolo SpA, Senior Bonds	5.250%	1/12/24	830,000	909,363
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	700,000	709,653	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	1,070,000	1,031,213	(b)(c)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.125%	4/30/24	610,000	626,287	(b)(c)
JPMorgan Chase & Co., Senior Notes	4.850%	2/1/44	1,020,000	1,085,882
JPMorgan Chase & Co., Subordinated Notes	5.625%	8/16/43	1,400,000	1,588,534
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	2,521,000	2,563,063	(c)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	560,000	680,400	(b)(c)
Royal Bank of Scotland Group PLC, Subordinated Notes	4.700%	7/3/18	720,000	764,595
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	2,270,000	2,489,053
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	1,020,000	1,106,847
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	3,670,000	3,733,711

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2014 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2014

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Royal Bank of Scotland NV, Subordinated Notes	4.650%	6/4/18	$1,510,000	$1,593,794
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	1,610,000	1,850,260
Societe Generale SA, Junior Subordinated Notes	6.000%	1/27/20	2,840,000	2,797,400	(a)(b)(c)
Standard Chartered Bank, Subordinated Notes	6.400%	9/26/17	1,720,000	1,951,880	(a)
Standard Chartered PLC, Subordinated Notes	3.950%	1/11/23	510,000	508,232	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	1,350,000	1,419,661	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	8/11/14	6,243,000	6,086,925	(b)(c)
Webster Financial Corp., Senior Notes	4.375%	2/15/24	1,520,000	1,539,378
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	2,010,000	2,040,102
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	1,270,000	1,402,431
Total Banks				75,905,219
Capital Markets — 4.1%
Credit Suisse Group AG, Junior Subordinated Notes	7.500%	12/11/23	350,000	389,375	(a)(b)(c)
Credit Suisse Group AG, Junior Subordinated Notes	6.250%	12/18/24	3,550,000	3,590,825	(a)(b)(c)
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	1,350,000	1,531,150
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	2,050,000	2,305,450
Goldman Sachs Group Inc., Senior Notes	4.000%	3/3/24	1,850,000	1,886,985
Goldman Sachs Group Inc., Senior Notes	3.850%	7/8/24	4,940,000	4,933,479
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	80,000	97,939
KKR Group Finance Co. III LLC, Senior Bonds	5.125%	6/1/44	1,010,000	1,028,550	(a)
Merrill Lynch & Co. Inc., Subordinated Notes	7.750%	5/14/38	100,000	137,808
Morgan Stanley, Subordinated Notes	5.000%	11/24/25	730,000	780,297
Total Capital Markets				16,681,858
Consumer Finance — 0.3%
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	530,000	530,662
SLM Corp., Senior Notes	6.125%	3/25/24	820,000	833,325
Total Consumer Finance				1,363,987
Diversified Financial Services — 4.3%
Beaver Valley Funding Corp., Senior Secured Bonds	9.000%	6/1/17	72,000	76,687
Blackstone Holdings Finance Co. LLC, Senior Notes	5.000%	6/15/44	950,000	983,701	(a)
Carlyle Holdings II Finance LLC, Senior Secured Notes	5.625%	3/30/43	990,000	1,103,295	(a)
CME Group Inc., Senior Notes	5.300%	9/15/43	3,300,000	3,823,004
General Electric Capital Corp., Medium-Term Notes	6.750%	3/15/32	5,000	6,615
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	1,310,000	1,765,656
General Electric Capital Corp., Senior Notes, Medium-Term Notes	6.150%	8/7/37	50,000	62,314
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,135,000	1,268,362	(b)
ILFC E-Capital Trust I, Junior Subordinated Notes	5.020%	12/21/65	1,050,000	1,034,250	(a)(b)

See Notes to Financial Statements.

10	Western Asset Corporate Bond Fund 2014 Semi-Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — continued
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	$1,703,000	$1,711,515	(a)(b)
Inter-American Development Bank, Senior Notes	4.375%	1/24/44	1,020,000	1,117,433
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	2,770,000	3,220,125	(a)
Voya Financial Inc., Senior Notes	5.500%	7/15/22	480,000	550,660
Voya Financial Inc., Senior Notes	5.700%	7/15/43	670,000	788,056
Total Diversified Financial Services				17,511,673
Insurance — 3.0%
AIA Group Ltd., Senior Notes	4.875%	3/11/44	1,750,000	1,842,073	(a)
Allstate Corp., Junior Subordinated Debentures	6.500%	5/15/57	771,000	844,245	(b)
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	794,000	892,257
AXA SA, Subordinated Bonds	8.600%	12/15/30	1,630,000	2,194,387
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	850,000	1,032,849
Five Corners Funding Trust, Bonds	4.419%	11/15/23	1,100,000	1,161,994	(a)
Liberty Mutual Insurance Co., Subordinated Notes	7.875%	10/15/26	1,800,000	2,333,263	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	1,552,000	1,742,120
Total Insurance				12,043,188
Real Estate Management & Development — 0.3%
Security Capital Group Inc., Senior Notes	7.700%	6/15/28	800,000	1,039,562
Thrifts & Mortgage Finance — 0.3%
Santander Holdings USA Inc., Senior Notes	3.450%	8/27/18	1,020,000	1,081,949
Total Financials				125,627,436
Health Care — 4.4%
Biotechnology — 1.3%
Amgen Inc., Senior Notes	3.625%	5/22/24	1,360,000	1,374,804
Celgene Corp., Senior Notes	3.625%	5/15/24	950,000	953,456
Gilead Sciences Inc., Senior Bonds	3.700%	4/1/24	2,080,000	2,138,554
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	170,000	201,071
Gilead Sciences Inc., Senior Notes	4.800%	4/1/44	520,000	550,904
Total Biotechnology				5,218,789
Health Care Equipment & Supplies — 0.1%
Medtronic Inc., Senior Notes	4.625%	3/15/44	310,000	326,922
Health Care Providers & Services — 1.4%
AmerisourceBergen Corp., Senior Bonds	3.400%	5/15/24	570,000	569,704
Catholic Health Initiatives, Bonds	2.600%	8/1/18	450,000	452,868
Catholic Health Initiatives, Secured Bonds	1.600%	11/1/17	230,000	226,536
Catholic Health Initiatives, Secured Bonds	4.350%	11/1/42	100,000	96,207
Howard Hughes Medical Institute, Senior Bonds	3.500%	9/1/23	420,000	433,263

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2014 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

June 30, 2014

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — continued
Medco Health Solutions Inc., Senior Notes	4.125%	9/15/20	$2,090,000	$2,246,031
UnitedHealth Group Inc., Senior Notes	4.700%	2/15/21	920,000	1,026,002
UnitedHealth Group Inc., Senior Notes	3.950%	10/15/42	370,000	348,056
WellPoint Inc., Senior Notes	5.100%	1/15/44	400,000	437,283
Total Health Care Providers & Services				5,835,950
Pharmaceuticals — 1.6%
AbbVie Inc., Senior Notes	2.900%	11/6/22	620,000	600,661
AbbVie Inc., Senior Notes	4.400%	11/6/42	960,000	935,692
Allergan Inc., Senior Notes	2.800%	3/15/23	270,000	243,950
Mallinckrodt International Finance SA, Senior Notes	3.500%	4/15/18	1,420,000	1,420,000
Perrigo Co. PLC, Senior Notes	4.000%	11/15/23	440,000	448,052	(a)
Pfizer Inc., Senior Notes	4.400%	5/15/44	1,690,000	1,737,016
Zoetis Inc., Senior Notes	3.250%	2/1/23	410,000	406,323
Zoetis Inc., Senior Notes	4.700%	2/1/43	550,000	560,813
Total Pharmaceuticals				6,352,507
Total Health Care				17,734,168
Industrials — 8.2%
Aerospace & Defense — 1.0%
Exelis Inc., Senior Notes	5.550%	10/1/21	1,410,000	1,517,613
Precision Castparts Corp., Senior Notes	2.500%	1/15/23	2,050,000	1,967,180
Rockwell Collins Inc., Senior Notes	3.700%	12/15/23	400,000	415,479
Total Aerospace & Defense				3,900,272
Air Freight & Logistics — 0.1%
United Parcel Service Inc., Senior Notes	6.200%	1/15/38	220,000	287,544
Airlines — 2.2%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	1,890,000	1,965,978	(a)
Air Canada, Pass-Through Trust, Secured Notes	4.125%	5/15/25	1,278,760	1,294,745	(a)
American Airlines, Pass-Through Trust, Senior Secured Notes	5.600%	7/15/20	915,977	961,776	(a)
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	227,711	268,699
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	363,587	425,396
Hawaiian Airlines, Pass-Through Certificates, Senior Secured Notes	3.900%	1/15/26	2,050,000	2,047,540
United Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	421,826	467,679
United Airlines Inc., Pass-Through Certificates, Secured Bond	5.375%	8/15/21	740,000	769,600
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.256%	3/15/20	624,183	708,448
Total Airlines				8,909,861

See Notes to Financial Statements.

12	Western Asset Corporate Bond Fund 2014 Semi-Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Services & Supplies — 0.4%
Republic Services Inc., Senior Notes	5.000%	3/1/20	$520,000	$583,141
Waste Management Inc., Senior Notes	3.500%	5/15/24	400,000	403,221
Waste Management Inc., Senior Notes	7.750%	5/15/32	300,000	426,015
Total Commercial Services & Supplies				1,412,377
Electrical Equipment — 0.5%
Eaton Corp., Senior Notes	7.650%	11/15/29	1,500,000	2,061,802
Industrial Conglomerates — 0.9%
General Electric Co., Senior Notes	4.125%	10/9/42	2,880,000	2,856,214
General Electric Co., Senior Notes	4.500%	3/11/44	810,000	847,480
Total Industrial Conglomerates				3,703,694
Machinery — 0.6%
Caterpillar Inc., Senior Notes	4.750%	5/15/64	610,000	638,865
Crane Co., Senior Notes	4.450%	12/15/23	1,580,000	1,665,290
Total Machinery				2,304,155
Marine — 0.2%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	975,000	981,094
Road & Rail — 1.8%
Burlington Northern Santa Fe LLC, Senior Notes	3.850%	9/1/23	700,000	730,556
Burlington Northern Santa Fe LLC, Senior Notes	3.750%	4/1/24	750,000	775,563
Burlington Northern Santa Fe LLC, Senior Notes	4.400%	3/15/42	1,780,000	1,771,502
Burlington Northern Santa Fe LLC, Senior Notes	4.900%	4/1/44	610,000	654,692
CSX Corp., Senior Notes	4.750%	5/30/42	1,260,000	1,325,698
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	280,000	297,150	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	1,220,000	1,291,675	(a)
Norfolk Southern Corp., Senior Notes	7.875%	5/15/43	348,000	513,144
Total Road & Rail				7,359,980
Trading Companies & Distributors — 0.5%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	3.750%	5/15/19	2,140,000	2,158,725	(a)
Total Industrials				33,079,504
Information Technology — 1.2%
Internet Software & Services — 0.2%
Baidu Inc., Senior Notes	2.750%	6/9/19	910,000	914,593
Semiconductors & Semiconductor Equipment — 0.4%
KLA-Tencor Corp., Senior Notes	6.900%	5/1/18	1,180,000	1,389,535
Software — 0.6%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	2,250,000	2,323,125	(a)
Total Information Technology				4,627,253

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2014 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

June 30, 2014

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Materials — 6.8%
Chemicals — 0.4%
Ecolab Inc., Senior Notes	4.350%	12/8/21	$1,120,000	$1,230,114
LYB International Finance BV, Senior Bonds	4.875%	3/15/44	280,000	293,091
Potash Corp. of Saskatchewan Inc., Senior Notes	3.625%	3/15/24	140,000	142,915
Total Chemicals				1,666,120
Metals & Mining — 6.2%
Barrick Gold Corp., Senior Notes	3.850%	4/1/22	570,000	568,047
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	280,000	279,350
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	1,680,000	1,760,356
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	820,000	909,883
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	725,000	710,405
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	360,000	355,580
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.100%	3/15/20	130,000	131,456
Glencore Funding LLC, Senior Notes	2.500%	1/15/19	2,230,000	2,226,695	(a)
Glencore Funding LLC, Senior Notes	3.125%	4/29/19	2,120,000	2,164,414	(a)
Glencore Funding LLC, Senior Notes	4.625%	4/29/24	270,000	279,450	(a)
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	1,100,000	1,152,542
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	720,000	775,058
Southern Copper Corp., Senior Notes	5.375%	4/16/20	730,000	810,916
Southern Copper Corp., Senior Notes	5.250%	11/8/42	450,000	415,961
Vale Overseas Ltd., Notes	6.875%	11/21/36	3,597,000	4,000,008
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	1,810,000	1,923,125	(a)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	750,000	779,100	(a)
Xstrata Canada Financial Corp., Senior Notes	3.600%	1/15/17	2,560,000	2,687,483	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.700%	10/25/17	470,000	482,819	(a)
Xstrata Finance Canada Ltd., Senior Notes	4.250%	10/25/22	400,000	405,832	(a)
Yamana Gold Inc., Senior Notes	4.950%	7/15/24	2,000,000	2,017,102	(a)
Total Metals & Mining				24,835,582
Paper & Forest Products — 0.2%
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	840,000	837,900
Total Materials				27,339,602
Telecommunication Services — 5.9%
Diversified Telecommunication Services — 5.8%
AT&T Inc., Senior Notes	5.350%	9/1/40	1,677,000	1,830,746
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	400,000	417,020	(a)
British Telecommunications PLC, Bonds	9.625%	12/15/30	545,000	870,218
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	930,000	935,813	(a)
Turk Telekomunikasyon AS, Senior Notes	4.875%	6/19/24	930,000	904,518	(a)

See Notes to Financial Statements.

14	Western Asset Corporate Bond Fund 2014 Semi-Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Telecommunication Services — continued
Verizon Communications Inc., Senior Notes	4.150%	3/15/24	$620,000	$648,668
Verizon Communications Inc., Senior Notes	6.400%	9/15/33	9,160,000	11,253,710
Verizon Communications Inc., Senior Notes	4.750%	11/1/41	4,240,000	4,295,268
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	1,840,000	2,324,016
Total Diversified Telecommunication Services				23,479,977
Wireless Telecommunication Services — 0.1%
Telefonica Europe BV, Senior Notes	8.250%	9/15/30	260,000	356,415
Total Telecommunication Services				23,836,392
Utilities — 4.1%
Electric Utilities — 3.2%
CenterPoint Energy Houston Electric LLC, Senior Secured Bonds	4.500%	4/1/44	1,240,000	1,313,727
Cleveland Electric Illuminating Co., Senior Secured Bonds	8.875%	11/15/18	1,350,000	1,715,331
Cleveland Electric Illuminating Co., Senior Secured Notes	7.880%	11/1/17	850,000	1,019,667
Comision Federal de Electricidad, Senior Notes	4.875%	1/15/24	390,000	417,300	(a)
Commonwealth Edison Co., First Mortgage Bonds	6.450%	1/15/38	840,000	1,123,884
Duke Energy Carolinas LLC, Senior Notes	6.100%	6/1/37	1,260,000	1,585,234
FirstEnergy Corp., Notes	7.375%	11/15/31	1,720,000	2,038,049
FirstEnergy Transmission LLC, Senior Notes	5.450%	7/15/44	310,000	315,256	(a)
Metropolitan Edison Co., Senior Bonds	4.000%	4/15/25	360,000	364,736	(a)
Pacific Gas & Electric Co., Senior Notes	3.250%	9/15/21	380,000	392,550
Pacific Gas & Electric Co., Senior Notes	3.250%	6/15/23	750,000	750,511
Pacific Gas & Electric Co., Senior Notes	4.500%	12/15/41	1,010,000	1,038,265
Pennsylvania Electric Co., Senior Notes	4.150%	4/15/25	510,000	512,173	(a)
Total Electric Utilities				12,586,683
Gas Utilities — 0.2%
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	815,000	920,243	(a)
Multi-Utilities — 0.7%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	1,610,000	2,068,726
San Diego Gas & Electric Co., Senior Secured Bonds	3.600%	9/1/23	720,000	754,888
Total Multi-Utilities				2,823,614
Total Utilities				16,330,540
Total Corporate Bonds & Notes (Cost — $323,681,757)				349,499,496
Asset-Backed Securities — 1.6%
Babson CLO Ltd., 2014-IA C	3.680%	7/12/25	250,000	240,950	(a)(b)(e)
Countrywide Asset-Backed Certificates, 2004-6 1A1	0.422%	12/25/34	1,566,094	1,481,616	(b)
Dryden Senior Loan Fund, 2014-31A C	3.120%	4/18/26	250,000	246,058	(a)(b)
Hildene CLO Ltd., 2014-2A D	3.976%	7/19/26	300,000	285,000	(a)(b)

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2014 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

June 30, 2014

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
LCM Limited Partnership, 16A D	3.858%	7/15/26	$250,000	$241,575	(a)(b)(e)
Madison Park Funding Ltd., 2013-11A C	2.976%	10/23/25	400,000	392,790	(a)(b)
Morgan Stanley Capital Inc., 2005-WMC2 M2	0.797%	2/25/35	1,058,972	1,047,255	(b)
Neuberger Berman CLO Ltd., 2013-15A C	3.077%	10/15/25	250,000	247,807	(a)(b)
Palmer Square CLO Ltd., 2013-2A B	3.276%	10/17/25	250,000	247,106	(a)(b)
SLM Student Loan Trust, 2011-A A3	2.652%	1/15/43	1,410,000	1,507,295	(a)(b)
Whitehorse Ltd., 2013-1A A3L	3.227%	11/24/25	400,000	395,413	(a)(b)
Total Asset-Backed Securities (Cost — $6,150,071)				6,332,865
Collateralized Mortgage Obligations — 2.6%
Banc of America Commercial Mortgage Trust, 2006-2 AJ	5.954%	5/10/45	1,480,000	1,580,393	(b)
Colony Mortgage Capital Ltd., 2014-FL1 C	2.790%	4/8/31	1,190,000	1,192,191	(a)(b)
Colony Mortgage Capital Ltd., 2014-FL1 D	3.844%	4/8/31	350,000	350,724	(a)(b)
Connecticut Avenue Securities, 2014-C01 M2	4.552%	1/25/24	2,180,000	2,486,064	(b)
Countrywide Alternative Loan Trust, 2005-IM1 A1	0.452%	1/25/36	2,330,147	2,018,227	(b)
Morgan Stanley Capital I Trust, 2006-IQ11 AJ	5.833%	10/15/42	780,000	821,196	(b)
Residential Asset Securitization Trust, 2005-A15 1A4	5.750%	2/25/36	2,032,469	1,933,589
Total Collateralized Mortgage Obligations (Cost — $10,242,767)				10,382,384
Mortgage-Backed Securities — 0.0%
FHLMC — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC) (Cost — $12,122)	2.222%	9/1/24	12,115	12,358	(b)
Municipal Bonds — 1.3%
Alabama — 0.3%
Jefferson County, AL, Sewer Revenue	6.000%	10/1/42	940,000	1,030,842
California — 0.3%
California State, GO, Build America Bonds	7.300%	10/1/39	600,000	854,442
University of California Revenue	4.062%	5/15/33	550,000	541,481
Total California				1,395,923
Illinois — 0.3%
Chicago, IL, GO, Taxable Project	7.781%	1/1/35	30,000	37,168
Illinois State, GO, Build America Bonds-Taxable	6.725%	4/1/35	445,000	517,486
Illinois State, GO, Taxable	5.650%	12/1/38	670,000	710,173
Total Illinois				1,264,827
New York — 0.2%
Port Authority of New York & New Jersey, Taxable Consolidated	4.960%	8/1/46	770,000	868,868
Ohio — 0.2%
American Municipal Power-Ohio Inc., OH, Revenue, Build America Bonds	7.499%	2/15/50	480,000	665,270

See Notes to Financial Statements.

16	Western Asset Corporate Bond Fund 2014 Semi-Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Puerto Rico — 0.0%
Puerto Rico Commonwealth, GO	8.000%	7/1/35	$210,000	$184,997
Total Municipal Bonds (Cost — $4,884,901)				5,410,727
Sovereign Bonds — 2.1%
Argentina — 0.5%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	583,000	556,746
Republic of Argentina, Senior Bonds	7.000%	4/17/17	1,540,000	1,446,060
Total Argentina				2,002,806
Colombia — 0.4%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	1,620,000	1,822,500
Panama — 0.2%
Republic of Panama, Senior Bonds	4.300%	4/29/53	900,000	789,300
Russia — 0.1%
Russian Foreign Bond — Eurobond, Senior Bonds	5.875%	9/16/43	600,000	645,000	(a)
Turkey — 0.5%
Republic of Turkey, Notes	6.000%	1/14/41	970,000	1,040,325
Republic of Turkey, Notes	4.875%	4/16/43	920,000	869,400
Total Turkey				1,909,725
Ukraine — 0.3%
Republic of Ukraine, Senior Notes	6.250%	6/17/16	1,300,000	1,262,885	(d)
Uruguay — 0.1%
Republic of Uruguay, Senior Bonds	5.100%	6/18/50	250,000	247,500
Total Sovereign Bonds (Cost — $8,568,396)				8,679,716
U.S. Government & Agency Obligations — 1.7%
U.S. Government Obligations — 1.7%
U.S. Treasury Bonds	3.625%	2/15/44	2,580,000	2,723,110
U.S. Treasury Notes	0.875%	6/15/17	3,080,000	3,081,324
U.S. Treasury Notes	1.500%	5/31/19	1,080,000	1,074,642
U.S. Treasury Notes	2.000%	5/31/21	170,000	168,745
Total U.S. Government & Agency Obligations (Cost — $6,997,255)				7,047,821

			Shares
Common Stocks — 1.5%
Financials — 1.5%
Banks — 1.5%
Bank of America Corp.			100,000	1,537,000
Citigroup Inc.			92,302	4,347,424
Total Common Stocks (Cost — $6,153,466)				5,884,424

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2014 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

June 30, 2014

Western Asset Corporate Bond Fund

Security	Rate		Shares	Value
Preferred Stocks — 2.2%
Financials — 1.1%
Banks — 0.3%
M&T Bank Corp.	6.375%		1,000	$987,500
U.S. Bancorp	5.150%		6,957	157,646
Total Banks				1,145,146
Capital Markets — 0.1%
State Street Corp.	5.900%		13,900	364,180	(b)
Consumer Finance — 0.7%
GMAC Capital Trust I	8.125%		110,411	3,014,220	(b)
Total Financials				4,523,546
Utilities — 1.1%
Multi-Utilities — 1.1%
Dominion Resources Inc.	6.375%		80,000	4,210,000
Total Preferred Stocks (Cost — $8,099,011)				8,733,546
Total Investments before Short-Term Investments (Cost — $374,789,746)				401,983,337

		Maturity Date	Face Amount
Short-Term Investments — 1.2%
Repurchase Agreements — 1.2%
State Street Bank & Trust Co., repurchase agreement dated 6/30/14; Proceeds at maturity — $4,822,000; (Fully collateralized by U.S. government obligations, 8.000% due 11/15/21; Market value — $4,921,992) (Cost — $4,822,000)	0.000%	7/1/14	$4,822,000	4,822,000
Total Investments — 101.1% (Cost — $379,611,746#)				406,805,337
Liabilities in Excess of Other Assets — (1.1)%				(4,524,163)
Total Net Assets — 100.0%				$402,281,174

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
CLO	— Collateral Loan Obligation
GO	— General Obligation

See Notes to Financial Statements.

18	Western Asset Corporate Bond Fund 2014 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2014

Assets:
Investments, at value (Cost — $379,611,746)	$406,805,337
Cash	336
Interest and dividends receivable	4,124,635
Receivable for securities sold	2,533,166
Deposits with brokers for open futures contracts	1,219,333
Receivable for Fund shares sold	142,325
Unrealized appreciation on forward foreign currency contracts	59,416
Principal paydown receivable	288
Prepaid expenses	57,549
Other assets	1,226
Other receivables	36,709
Total Assets	414,980,320

Liabilities:
Payable for securities purchased	11,220,641
Payable for Fund shares repurchased	513,422
Investment management fee payable	164,235
OTC swaps, at value (premiums received — $99,917)	154,414
Payable to broker — variation margin on open futures contracts	115,697
Service and/or distribution fees payable	108,265
Distributions payable	41,542
Unrealized depreciation on forward foreign currency contracts	21,507
Payable for open OTC swap contracts	2,073
Trustees’ fees payable	354
Accrued expenses	356,996
Total Liabilities	12,699,146
Total Net Assets	$402,281,174

Net Assets:
Par value (Note 7)	$324
Paid-in capital in excess of par value	483,317,323
Overdistributed net investment income	(587,602)
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(107,271,740)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	26,822,869
Total Net Assets	$402,281,174

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2014 Semi-Annual Report	19

Statement of assets and liabilities (unaudited) (cont’d)

Shares Outstanding:
Class A	21,122,449
Class B	787,718
Class C	38,752
Class C1	1,734,244
Class I	1,692,816
Class P	7,010,356

Net Asset Value:
Class A (and redemption price)	$12.43
Class B*	$12.39
Class C*	$12.43
Class C1*	$12.35
Class I (and redemption price)	$12.43
Class P (and redemption price)	$12.42
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$12.98

*	Redemption price per share is NAV of Class B, Class C and Class C1 shares reduced by a 4.50%, 1.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

20	Western Asset Corporate Bond Fund 2014 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2014

Investment Income:
Interest	$9,025,785
Dividends	159,389
Total Investment Income	9,185,174

Expenses:
Investment management fee (Note 2)	983,945
Service and/or distribution fees (Notes 2 and 5)	659,080
Transfer agent fees (Note 5)	418,201
Registration fees	44,725
Shareholder reports	31,541
Legal fees	23,247
Audit and tax	21,485
Fund accounting fees	19,985
Insurance	4,362
Custody fees	3,908
Trustees’ fees	3,403
Miscellaneous expenses	3,462
Total Expenses	2,217,344
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(406)
Net Expenses	2,216,938
Net Investment Income	6,968,236

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	6,523,724
Futures contracts	(2,665,822)
Swap contracts	53,969
Foreign currency transactions	476,931
Net Realized Gain	4,388,802
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	16,133,047
Futures contracts	(1,270,877)
Swap contracts	(93,071)
Foreign currencies	(500,715)
Change in Net Unrealized Appreciation (Depreciation)	14,268,384
Net Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	18,657,186
Increase in Net Assets from Operations	$25,625,422

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2014 Semi-Annual Report	21

Statements of changes in net assets

For the Six Months Ended June 30, 2014 (unaudited) and the Year Ended December 31, 2013	2014	2013

Operations:
Net investment income	$6,968,236	$15,287,889
Net realized gain	4,388,802	14,520,934
Change in net unrealized appreciation (depreciation)	14,268,384	(30,739,412)
Increase (Decrease) in Net Assets From Operations	25,625,422	(930,589)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(7,521,386)	(16,825,088)
Decrease in Net Assets From Distributions to Shareholders	(7,521,386)	(16,825,088)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	25,642,222	48,545,850
Reinvestment of distributions	7,256,690	16,249,500
Cost of shares repurchased	(45,762,898)	(146,665,787)
Decrease in Net Assets From Fund Share Transactions	(12,863,986)	(81,870,437)
Increase (Decrease) in Net Assets	5,240,050	(99,626,114)

Net Assets:
Beginning of period	397,041,124	496,667,238
End of period*	$402,281,174	$397,041,124
*Includes overdistributed net investment income of:	$(587,602)	$(34,452)

See Notes to Financial Statements.

22	Western Asset Corporate Bond Fund 2014 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2014[2]	2013	2012	2011	2010	2009

Net asset value, beginning of period	$11.87	$12.32	$11.20	$11.16	$10.56	$8.43

Income (loss) from operations:
Net investment income	0.22	0.43	0.45	0.53	0.58	0.59
Net realized and unrealized gain (loss)	0.58	(0.41)	1.15	0.04	0.61	2.15
Proceeds from settlement of a regulatory matter	—	—	—	—	0.01	—
Total income from operations	0.80	0.02	1.60	0.57	1.20	2.74

Less distributions from:
Net investment income	(0.24)	(0.47)	(0.48)	(0.53)	(0.60)	(0.61)
Total distributions	(0.24)	(0.47)	(0.48)	(0.53)	(0.60)	(0.61)

Net asset value, end of period	$12.43	$11.87	$12.32	$11.20	$11.16	$10.56
Total return[3]	6.75%	0.20%	14.50%	5.19%	11.53%[4]	33.80%

Net assets, end of period (millions)	$263	$255	$301	$287	$308	$313

Ratios to average net assets:
Gross expenses	1.05%[5]	1.03%	1.06%	1.07%	1.05%	1.11%
Net expenses[6]	1.05 [5]	1.03	1.06	1.07	1.05	1.11
Net investment income	3.62 [5]	3.57	3.81	4.66	5.26	6.36

Portfolio turnover rate	67%	120%	142%	98%[7]	60%	50%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2014 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 11.43%. Class A received $259,239 related to this distribution.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 100% for the year ended December 31, 2011.

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2014 Semi-Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class B Shares[1]	2014[2]	2013	2012	2011	2010	2009

Net asset value, beginning of period	$11.84	$12.28	$11.17	$11.13	$10.53	$8.41

Income (loss) from operations:
Net investment income	0.16	0.33	0.36	0.43	0.50	0.52
Net realized and unrealized gain (loss)	0.56	(0.39)	1.13	0.05	0.62	2.14
Proceeds from settlement of a regulatory matter	—	—	—	—	0.04	—
Total income (loss) from operations	0.72	(0.06)	1.49	0.48	1.16	2.66

Less distributions from:
Net investment income	(0.17)	(0.38)	(0.38)	(0.44)	(0.56)	(0.54)
Total distributions	(0.17)	(0.38)	(0.38)	(0.44)	(0.56)	(0.54)

Net asset value, end of period	$12.39	$11.84	$12.28	$11.17	$11.13	$10.53
Total return[3]	6.15%	(0.50)%	13.52%	4.37%	11.18%[4]	32.76%

Net assets, end of period (millions)	$10	$13	$21	$27	$42	$55

Ratios to average net assets:
Gross expenses	2.05%[5]	1.81%	1.87%	1.87%	1.79%	1.85%
Net expenses[6]	2.05 [5]	1.81	1.87	1.87	1.79	1.85
Net investment income	2.62 [5]	2.76	3.03	3.85	4.54	5.66

Portfolio turnover rate	67%	120%	142%	98%[7]	60%	50%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2014 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 10.78%. Class B received $208,492 related to this distribution.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 100% for the year ended December 31, 2011.

See Notes to Financial Statements.

24	Western Asset Corporate Bond Fund 2014 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2014[2]	2013	2012[3]

Net asset value, beginning of period	$11.88	$12.33	$12.10

Income (loss) from operations:
Net investment income	0.18	0.34	0.14
Net realized and unrealized gain (loss)	0.56	(0.41)	0.24
Total income (loss) from operations	0.74	(0.07)	0.38

Less distributions from:
Net investment income	(0.19)	(0.38)	(0.15)
Total distributions	(0.19)	(0.38)	(0.15)

Net asset value, end of period	$12.43	$11.88	$12.33
Total return[4]	6.29%	(0.50)%	3.17%

Net assets, end of period (000s)	$482	$396	$849

Ratios to average net assets:
Gross expenses	1.96%[5]	1.96%	1.64%[5]
Net expenses[6,7]	1.75 [5,8]	1.73 [8]	1.64 [5]
Net investment income	2.91 [5]	2.84	2.81 [5]

Portfolio turnover rate	67%	120%	142%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2014 (unaudited).

[3]	For the period August 1, 2012 (commencement of operations) to December 31, 2012.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2014 Semi-Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C1 Shares[1,2]	2014[3]	2013	2012	2011	2010	2009

Net asset value, beginning of period	$11.80	$12.25	$11.14	$11.10	$10.50	$8.38

Income (loss) from operations:
Net investment income	0.18	0.37	0.38	0.45	0.50	0.52
Net realized and unrealized gain (loss)	0.57	(0.41)	1.14	0.05	0.61	2.15
Proceeds from settlement of a regulatory matter	—	—	—	—	0.01	—
Total income (loss) from operations	0.75	(0.04)	1.52	0.50	1.12	2.67

Less distributions from:
Net investment income	(0.20)	(0.41)	(0.41)	(0.46)	(0.52)	(0.55)
Total distributions	(0.20)	(0.41)	(0.41)	(0.46)	(0.52)	(0.55)

Net asset value, end of period	$12.35	$11.80	$12.25	$11.14	$11.10	$10.50
Total return[4]	6.41%	(0.27)%	13.78%	4.51%	10.80%[5]	32.93%

Net assets, end of period (millions)	$21	$25	$38	$47	$56	$59

Ratios to average net assets:
Gross expenses	1.59%[6]	1.50%	1.67%	1.73%	1.76%	1.79%
Net expenses[7]	1.59 [6]	1.50	1.67	1.73	1.76	1.79
Net investment income	3.08 [6]	3.08	3.23	4.00	4.55	5.66

Portfolio turnover rate	67%	120%	142%	98%[8]	60%	50%

[1]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended June 30, 2014 (unaudited).

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 10.70%. Class C received $57,213 related to this distribution.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 100% for the year ended December 31, 2011.

See Notes to Financial Statements.

26	Western Asset Corporate Bond Fund 2014 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2014[2]	2013	2012	2011	2010	2009

Net asset value, beginning of period	$11.88	$12.33	$11.21	$11.16	$10.56	$8.42

Income (loss) from operations:
Net investment income	0.24	0.46	0.49	0.56	0.62	0.62
Net realized and unrealized gain (loss)	0.57	(0.40)	1.15	0.06	0.60	2.18
Total income from operations	0.81	0.06	1.64	0.62	1.22	2.80

Less distributions from:
Net investment income	(0.26)	(0.51)	(0.52)	(0.57)	(0.62)	(0.66)
Total distributions	(0.26)	(0.51)	(0.52)	(0.57)	(0.62)	(0.66)

Net asset value, end of period	$12.43	$11.88	$12.33	$11.21	$11.16	$10.56
Total return[3]	6.84%	0.51%	14.90%	5.62%	11.82%	34.59%

Net assets, end of period (millions)	$21	$16	$18	$14	$13	$12

Ratios to average net assets:
Gross expenses	0.71%[4]	0.72%	0.70%	0.74%	0.72%	0.64%
Net expenses[5]	0.71 [4]	0.72	0.70	0.74	0.70 [6,7]	0.63 [6,7]
Net investment income	3.96 [4]	3.87	4.13	5.00	5.61	6.33

Portfolio turnover rate	67%	120%	142%	98%[8]	60%	50%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2014 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

Effective at the close of business on July 10, 2009, management contractually agreed to waive fees and/or reimburse expenses (other than brokerage, taxes, interest and extraordinary expenses) to limit total net operating expenses to 0.65% for Class I shares until April 30, 2010.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 100% for the year ended December 31, 2011.

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2014 Semi-Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class P Shares[1]	2014[2]	2013	2012	2011	2010	2009[3]

Net asset value, beginning of period	$11.86	$12.31	$11.19	$11.15	$10.55	$9.39

Income (loss) from operations:
Net investment income	0.21	0.41	0.44	0.51	0.56	0.28
Net realized and unrealized gain (loss)	0.58	(0.41)	1.14	0.04	0.61	1.17
Total income from operations	0.79	—	1.58	0.55	1.17	1.45

Less distributions from:
Net investment income	(0.23)	(0.45)	(0.46)	(0.51)	(0.57)	(0.29)
Total distributions	(0.23)	(0.45)	(0.46)	(0.51)	(0.57)	(0.29)

Net asset value, end of period	$12.42	$11.86	$12.31	$11.19	$11.15	$10.55
Total return[4]	6.68%	0.05%	14.33%	5.01%	11.30%	15.57%

Net assets, end of period (millions)	$87	$88	$118	$129	$160	$185

Ratios to average net assets:
Gross expenses	1.19%[5]	1.19%	1.22%	1.24%	1.20%	1.18%[5]
Net expenses[6]	1.19 [5]	1.19	1.22	1.24	1.18 [7,8]	1.13 [5,7,8]
Net investment income	3.48 [5]	3.40	3.66	4.49	5.14	5.65 [5]

Portfolio turnover rate	67%	120%	142%	98%[9]	60%	50%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2014 (unaudited).

[3]	For the period July 7, 2009 (inception date) to December 31, 2009.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Management contractually agreed to waive fees and/or reimburse expenses (other than brokerage, taxes, interest and extraordinary expenses) to limit total net operating expenses to 1.15% for Class P shares until April 30, 2010.

[9]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 100% for the year ended December 31, 2011.

See Notes to Financial Statements.

28	Western Asset Corporate Bond Fund 2014 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Corporate Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

Western Asset Corporate Bond Fund 2014 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

30	Western Asset Corporate Bond Fund 2014 Semi-Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$349,499,496	—	$349,499,496
Asset-backed securities	—	6,091,915	$240,950	6,332,865
Collateralized mortgage obligations	—	10,382,384	—	10,382,384
Mortgage-backed securities	—	12,358	—	12,358
Municipal bonds	—	5,410,727	—	5,410,727
Sovereign bonds	—	8,679,716	—	8,679,716
U.S. government & agency obligations	—	7,047,821	—	7,047,821
Common stocks	$5,884,424	—	—	5,884,424
Preferred stocks	8,733,546	—	—	8,733,546
Total long-term investments	$14,617,970	$387,124,417	$240,950	$401,983,337
Short-term investments†	—	4,822,000	—	4,822,000
Total investments	$14,617,970	$391,946,417	$240,950	$406,805,337
Other financial instruments:
Futures contracts	$9,960	—	—	$9,960
Forward foreign currency contracts	—	$59,416	—	59,416
Total other financial instruments	$9,960	$59,416	—	$69,376
Total	$14,627,930	$392,005,833	$240,950	$406,874,713

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$364,094	—	—	$364,094
Forward foreign currency contracts	—	$21,507	—	21,507
OTC credit default swaps on corporate issues — buy protection‡	—	154,414	—	154,414
Total	$364,094	$175,921	—	$540,015

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take

Western Asset Corporate Bond Fund 2014 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency

32	Western Asset Corporate Bond Fund 2014 Semi-Annual Report

contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of June 30, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended June 30, 2014, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally

Western Asset Corporate Bond Fund 2014 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment

34	Western Asset Corporate Bond Fund 2014 Semi-Annual Report

securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties

Western Asset Corporate Bond Fund 2014 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of June 30, 2014, the Fund held forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $175,921. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

36	Western Asset Corporate Bond Fund 2014 Semi-Annual Report

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(k) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Western Asset Corporate Bond Fund 2014 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

During the six months ended June 30, 2014, fees waived and/or expenses reimbursed amounted to $406.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares and Class C1 shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2014, LMIS and its affiliates retained sales charges of $9,950 on sales of the Fund’s Class A shares. In addition, for the six months ended June 30, 2014, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C	Class C1
CDSCs	$24	$2,921	$96	—

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

38	Western Asset Corporate Bond Fund 2014 Semi-Annual Report

3. Investments

During the six months ended June 30, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$187,586,539	$74,966,964
Sales	190,063,177	74,912,676

At June 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$28,877,966
Gross unrealized depreciation	(1,684,375)
Net unrealized appreciation	$27,193,591

At June 30, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 2-Year Notes	364	9/14	$79,980,636	$79,932,125	$(48,511)
U.S. Treasury 5-Year Notes	234	9/14	28,064,417	27,953,859	(110,558)
					(159,069)
Contracts to Sell:
U.S. Treasury 10-Year Notes	728	9/14	91,069,228	91,125,125	(55,897)
U.S. Treasury Long-Term Bonds	203	9/14	27,699,934	27,849,062	(149,128)
U.S. Treasury Ultra Long-Term Bonds	46	9/14	6,907,085	6,897,125	9,960
					(195,065)
Net unrealized depreciation on open futures contracts					$(354,134)

At June 30, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Euro	Citibank, N.A.	1,500,000	$2,054,059	7/16/14	$12,795
Indian Rupee	Citibank, N.A.	120,000,000	1,988,621	7/16/14	(11,879)
Japanese Yen	Bank of America, N.A.	205,200,000	2,025,778	7/16/14	13,681
Japanese Yen	Citibank, N.A.	195,225,000	1,927,302	7/16/14	11,510
					26,107
Contracts to Sell:
Euro	Citibank, N.A.	1,500,000	2,054,059	7/16/14	(9,628)
Indian Rupee	Citibank, N.A.	120,000,000	1,988,621	7/16/14	21,430
					11,802
Net unrealized appreciation on open forward foreign currency contracts					$37,909

Western Asset Corporate Bond Fund 2014 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

At June 30, 2014, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount [2]	Termination Date	Implied Credit Spread At June 30, 2014[3]	Periodic Payments Made By The Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Credit Suisse (Air Products & Chemicals Inc., 3.000%, due 11/3/21)	$960,000	3/20/18	0.31%	1.000% quarterly	$(24,483)	$(14,614)	$(9,869)
Goldman Sachs (Energy Transfer Partners LP, 5.950%, due 2/1/15)	1,000,000	12/20/18	0.61%	1.000% quarterly	(16,889)	4,203	(21,092)
Goldman Sachs (Kinder Morgan Energy Partners LP, 3.950%, due 9/1/22)	2,000,000	12/20/18	0.67%	1.000% quarterly	(28,462)	(16,158)	(12,304)
Goldman Sachs Group Inc. (E.I. du Pont de Nemours & Co., 5.250%, due 12/15/16)	1,350,000	3/20/19	0.37%	1.000% quarterly	(39,272)	(36,329)	(2,943)
Goldman Sachs Group Inc. (PPG Industries Inc., 6.650%, due 3/15/18)	1,475,887	3/20/19	0.34%	1.000% quarterly	(45,308)	(37,019)	(8,289)
Total	$6,785,887				$(154,414)	$(99,917)	$(54,497)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2014.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$9,960	—	$9,960
Forward foreign currency contracts	—	$59,416	59,416
Total	$9,960	$59,416	$69,376

40	Western Asset Corporate Bond Fund 2014 Semi-Annual Report

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[2]	$364,094	—	—	$364,094
Forward foreign currency contracts	—	$21,507	—	21,507
OTC swap contracts[3]	—	—	$154,414	154,414
Total	$364,094	$21,507	$154,414	$540,015

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown seperately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(2,665,822)	—	—	$(2,665,822)
Forward foreign currency contracts[1]	—	$476,931	—	476,931
OTC swap contracts	—	—	$53,969	53,969
Total	$(2,665,822)	$476,931	$53,969	$(2,134,922)

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(1,270,877)	—	—	$(1,270,877)
Forward foreign currency contracts[1]	—	$(500,715)	—	(500,715)
OTC swap contracts	—	—	$(93,071)	(93,071)
Total	$(1,270,877)	$(500,715)	$(93,071)	$(1,864,663)

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the six months ended June 30, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$106,173,420
Futures contracts (to sell)	94,568,574
Forward foreign currency contracts (to buy)	5,629,733
Forward foreign currency contracts (to sell)	3,383,168

Western Asset Corporate Bond Fund 2014 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

Average Notional Balance
Credit default swap contracts (to buy protection)	$6,382,189
Credit default swap contracts (to sell protection)†	614,286
†	At June 30, 2014, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at June 30, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Forward foreign currency contracts	$59,416	—	$59,416

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at June 30, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Futures contracts[4]	$115,697	$(115,697)	—
OTC swap contracts	154,414	—	$154,414
Forward foreign currency contracts	21,507	—	21,507
Total	$291,618	$(115,697)	$175,921

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B, Class C, Class C1 and Class P shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, Class C, Class C1 and Class P shares calculated at the annual rate of 0.50%, 0.75%, 0.45% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the six months ended June 30, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$319,329	$281,895
Class B	42,861	41,054
Class C	1,919	736
Class C1	78,414	34,930
Class I	—	11,455
Class P	216,557	48,131
Total	$659,080	$418,201

42	Western Asset Corporate Bond Fund 2014 Semi-Annual Report

For the six months ended June 30, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class B	—
Class C	$406
Class C1	—
Class I	—
Class P	—
Total	$406

6. Distributions to shareholders by class

	Six Months Ended June 30, 2014	Year Ended December 31, 2013
Net Investment Income:
Class A	$4,978,939	$10,736,629
Class B	165,971	530,262
Class C	6,125	16,823
Class C1	376,292	1,047,714
Class I	366,180	710,679
Class P	1,627,879	3,782,981
Total	$7,521,386	$16,825,088

7. Shares of beneficial interest

At June 30, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,363,376	$16,573,870	2,752,744	$33,209,744
Shares issued on reinvestment	397,853	4,861,136	878,389	10,490,061
Shares repurchased	(2,084,193)	(25,298,612)	(6,585,447)	(78,757,632)
Net decrease	(322,964)	$(3,863,606)	(2,954,314)	$(35,057,827)

Class B
Shares sold	6,755	$82,375	15,579	$188,095
Shares issued on reinvestment	13,133	159,733	43,016	512,492
Shares repurchased	(365,668)	(4,427,564)	(647,630)	(7,729,306)
Net decrease	(345,780)	$(4,185,456)	(589,035)	$(7,028,719)

Western Asset Corporate Bond Fund 2014 Semi-Annual Report	43

Notes to financial statements (unaudited) (cont’d)

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class C
Shares sold	12,946	$158,727	6,920	$83,732
Shares issued on reinvestment	433	5,291	1,051	12,540
Shares repurchased	(8,003)	(96,466)	(43,509)	(527,180)
Net increase (decrease)	5,376	$67,552	(35,538)	$(430,908)

Class C1
Shares sold	103,448	$1,247,353	327,745	$3,926,064
Shares issued on reinvestment	29,779	361,571	84,664	1,005,905
Shares repurchased	(473,836)	(5,711,952)	(1,459,234)	(17,393,881)
Net decrease	(340,609)	$(4,103,028)	(1,046,825)	$(12,461,912)

Class I
Shares sold	487,433	$5,986,308	657,910	$7,948,277
Shares issued on reinvestment	22,096	270,399	42,392	507,327
Shares repurchased	(171,950)	(2,099,586)	(810,062)	(9,733,385)
Net increase (decrease)	337,579	$4,157,121	(109,760)	$(1,277,781)

Class P
Shares sold	131,372	$1,593,589	265,889	$3,189,938
Shares issued on reinvestment	130,944	1,598,560	311,774	3,721,175
Shares repurchased	(669,956)	(8,128,718)	(2,720,975)	(32,524,403)
Net decrease	(407,640)	$(4,936,569)	(2,143,312)	$(25,613,290)

8. Capital loss carryforward

As of December 31, 2013, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2014	$(13,944,002)
12/31/2015	(7,587,080)
12/31/2016	(37,676,648)
12/31/2017	(38,382,247)
$(97,589,977)

These amounts will be available to offset any future taxable capital gains.

44	Western Asset Corporate Bond Fund 2014 Semi-Annual Report

Western Asset

Corporate Bond Fund

Trustees

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Kenneth D. Fuller

President

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Chair

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agents*

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective on or about September 8, 2014, BNY Mellon Investment Servicing (US) Inc. will serve as the Fund’s sole transfer agent.

Western Asset Corporate Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Corporate Bond Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Corporate Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02352 8/14 SR14-2273

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: August 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: August 22, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: August 22, 2014